Commitments and Contingencies	3 Months Ended
Mar. 31, 2014
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 12 — COMMITMENTS AND CONTINGENCIES

Patient Name Use Program - On December 16, 2013, DanDrit Biotech A/S entered into an agreement with MyTomorrows (MT), a Dutch company, regarding a Patient Name Use Program (PNU) for the Company’s MelCancerVac (MCV).  This program will allow DanDrit Biotech A/S to sell MCV for a year of treatment (10 vaccines) to cancer patients through MT.  MT offers a worldwide online platform providing access to non-registered medicines for patients with life threatening diseases. MT is a turnkey solution and will be in charge of regulatory, recruitment, logistics, and pharmacovigilance.   The Company will pay MT a royalty on a country to country basis for 20 years on MCV sales sold under the agreement. Either party may terminate the agreement with 180 day written notice.

Food and Drug Administration (FDA) - The FDA has extensive regulatory authority over biopharmaceutical products (drugs and biological products), manufacturing protocols and procedures and the facilities in which they will be manufactured. Any new bioproduct intended for use in humans is subject to rigorous testing requirements imposed by the FDA with respect to product efficacy and safety, possible toxicity and side effects. FDA approval for the use of new bioproducts (which can never be assured) requires several rounds of extensive preclinical testing and clinical investigations conducted by the sponsoring pharmaceutical company prior to sale and use of the product. At each stage, the approvals granted by the FDA include the manufacturing process utilized to produce the product. Accordingly, the Company’s cell systems used for the production of therapeutic or biotherapeutic products are subject to significant regulation by the FDA under the Federal Food, Drug and Cosmetic Act, as amended.

Product liability -The contract production services for therapeutic products offered exposes an inherent risk of liability as biotherapeutic substances manufactured, at the request and to the specifications of customers, could foreseeably cause adverse effects. The Company seeks to obtain agreements from contract production customers indemnifying and defending the Company from any potential liability arising from such risk. There can be no assurance, however, that the Company will be successful in obtaining such agreements in the future or that such indemnification agreements will adequately protect the Company against potential claims relating to such contract production services. The Company may also be exposed to potential product liability claims by users of its products. A successful partial or completely uninsured claim against the Company could have a material adverse effect on the Company’s operations.

Employment Agreements -The Company and its Subsidiary have employment agreements with officers of the Company.

Contingencies - The Company is from time to time involved in routine legal and administrative proceedings and claims of various types.  While any proceedings or claim contains an element of uncertainty, management does not expect a material impact on our results of operations or financial position.

During 2013, the Danish law firm Horten made a claim of DKK 184,144 ($33,421), including accrued interest, against DanDrit Biotech A/S related to services performed for a former shareholder who was selling his shares.  DanDrit Biotech A/S did not engage Horten nor did the Company request the services of Horten.  Horten submitted the invoices only after Horten went into bankruptcy. Management intends to vigorously defend against any claims made by Horton.